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                                                                    EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement on Form S-1 of our report dated March 16, 2005, April 25, 2005 as to Note 5, related to the financial statements of Autocam Corporation appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Financial Information and Other Data" and "Experts" in such Prospectus.

Grand Rapids, Michigan
April 25, 2005